Fourth Quarter & Full Year 2019 Earnings Call David Burritt President and Chief Executive Officer Christie Breves Senior Vice President and Chief Financial Officer Rich Fruehauf Senior Vice President, Chief Strategy and Development Officer Kevin Lewis General Manager, Investor Relations January 31, 2020 Construction of our EAF in Fairfield, AL

Forward-looking Statements These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation for the fourth quarter and full year of 2019. They should be read in conjunction with the consolidated financial statements and Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K to be filed with the Securities and Exchange Commission. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward- looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, anticipated cost savings, potential capital and operational cash improvements, statements about proposed investments, U. S. Steel’s future ability or plans to take ownership of the Big River Steel joint venture as a wholly owned subsidiary, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. These risks and uncertainties include but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K and those described from time to time in the Company’s future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. 2

Explanation of Use of Non-GAAP Measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA and segment EBITDA, considered along with net earnings (loss) and segment earnings (loss) before interest and income taxes, are relevant indicators of trends relating to our operating performance and provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Net debt is a non-GAAP measure calculated as total debt less cash and cash equivalents. We believe net debt is a useful measure in calculating enterprise value. Both EBITDA and net debt are used by analysts to refine and improve the accuracy of their financial models which utilize enterprise value. We believe the cash conversion cycle is a useful measure in providing investors with information regarding our cash management performance and is a widely accepted measure of working capital management efficiency. The cash conversion cycle should not be considered in isolation or as an alternative to other GAAP metrics as an indicator of performance. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of items such as restructuring charges, the December 24, 2018 Clairton coke making facility fire, the Big River Steel option mark to market, the impact of the tax valuation allowance, the United Steelworkers (USW) labor agreement signing bonus and related costs, gains (losses) on the sale of ownership interests in equity investees, restart and related costs associated with Granite City Works, and debt extinguishment and other related costs that are not part of the Company's core operations (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes certain Adjustment Items. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the adjustment items that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjustment items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. 3

Reasons We Are Confident OUR MARKET VIEW OUR FOCUS ON CASH OUR U. S. STEEL TEAM 4

Significant Actions Taken in 2019 to Support Strategy Execution ✓ Set all-time best safety records ✓ Strengthened customer relationships ✓ Announced significant investments in “best of both” technology ✓ Raised $1.1 billion to support nimble execution ✓ Reduced fixed costs ✓ Announced GHG1 emissions intensity reduction target ✓ De-risked our pension and OPEB obligations 1 Greenhouse Gas 5

Current Market Conditions Flat-rolled U. S. Steel Europe Tubular ▪ Market has bottomed ▪ Improving prices ▪ Limited catalysts for improved market activity Current ▪ Order book is healthy ▪ Greater market activity at this time Market Conditions ▪ Demand to remain solid ▪ Better supply/demand balance 2020 10.0 3.2 0.9 Shipment Projections1 million net tons million net tons million net tons 1 Estimated 3rd party shipments for Flat-rolled and U. S. Steel Europe segments. 6

Keys to Execution in 2020 Remain nimble Advance Transition and preserve strategic footprint optionality projects 7

Fourth Quarter 2019 Financial Highlights Flat-rolled Adjusted EBITDA1 $ Millions $167 • Total fourth quarter adjusted EBITDA1 of $4 million, ahead of our guidance $42 on December 19 Adjusted 3Q 2019 4Q 2019 1 EBITDA 7% 2% Margin: • Quarter performance ~$30 million U. S. Steel Europe Adjusted EBITDA1 $ Millions better than our expectations ➢ Flat-rolled: Stronger ($7) ➢ U. S. Steel Europe: In-line ➢ Tubular: Weaker Adjusted ($23) EBITDA1 3Q 2019 4Q 2019 Margin: (4%) (1%) • Released ~$400 million of working Tubular Adjusted EBITDA1 $ Millions capital in the fourth quarter • Cash and cash equivalents total ($14) $749 million Adjusted ($34) EBITDA1 3Q 2019 4Q 2019 Margin: (5%) (13%) 1 Earnings before interest, income taxes, depreciation and amortization. 8 Note: For reconciliation of non-GAAP amounts see Appendix.

Our Priorities for the Balance Sheet Maintain Debt Maturity Strong Financial Profile Liquidity Flexibility Management Targeting at least … to support continued $1.5 billion of total liquidity execution of our “best of No significant notes at any point throughout both” strategy throughout maturities until 2025 the cycle the cycle 9

Our Current View of the First Quarter • Seasonality of mining • Lower Flat-rolled shipments in 1Q 2020 vs. 4Q 2019 to prepare for the blast furnace #4 outage in April • Full quarter impact of our portion of Big River Steel’s depreciation and amortization and net interest expense 10

Recap • Confident in our future • Delivered in 2019 to support strategy execution • Focused on executing in 2020 11

Q & A

Closing Remarks

Reconciliation of Segment EBITDA Segment EBITDA – Flat-rolled 3Q 2019 4Q 2019 ($ millions) Segment earnings before interest and income taxes $46 ($79) Depreciation 121 121 Flat-rolled Segment EBITDA $167 $42 Segment EBITDA – U. S. Steel Europe 3Q 2019 4Q 2019 ($ millions) Segment earnings before interest and income taxes ($46) ($30) Depreciation 23 23 U. S. Steel Europe Segment EBITDA ($23) ($7) Segment EBITDA – Tubular 3Q 2019 4Q 2019 ($ millions) Segment earnings before interest and income taxes ($25) ($46) Depreciation 11 12 Tubular Segment EBITDA ($14) ($34) 14

Reconciliation of Adjusted EBITDA ($ millions) 3Q 2019 4Q 2019 Reported net earnings attributable to U. S. Steel ($84) ($680) Income tax provision (44) 233 Net interest and other financial costs 48 71 Reported earnings before interest and income taxes ($80) ($376) Depreciation, depletion and amortization expense 161 162 EBITDA $81 ($214) December 24, 2018 Clairton coke making facility fire 9 (3) Restructuring charges 54 221 Adjusted EBITDA $144 $4 15

INVESTOR RELATIONS Kevin Lewis General Manager 412-433-6935 klewis@uss.com Eric Linn Manager 412-433-2385 eplinn@uss.com www.ussteel.com